[LOGO]
Dreyfus
Short Term
High Yield Fund
Semi-Annual
Report

April 30, 1997

Dreyfus Short Term High Yield Fund
-------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:
   We are pleased to report the performance for the Dreyfus Short Term High Yield Fund. For its semi-annual reporting period ended April 30, 1997, your Fund achieved a total return, including share price changes and interest income, of 5.51%.* Income dividends paid from net investment income during the period amounted to approximately $.651, representing an annualized distribution rate per share of 10.31%.**

Economic Review
   The U.S. economy just kept rolling ahead over the reporting period. Inflation remained subdued. The unemployment rate fell to its lowest level in 24 years, and a surge in tax revenues meant good news for the Administration's budget reduction program. Overall, the economic news has been stellar.

   The economy grew at a robust 5.6% annual rate during the first quarter of 1997, the best quarter in nine years. Aided by falling energy prices, and with no sign of shortages of raw materials, inflation remained in check. On the consumer level, the Consumer Price Index (CPI) increase remained below 3%. Excluding volatile food and energy prices, the CPI is actually slowing down so far this year, running at an annual rate of 2.5%. Inflation has been further restrained by the strong dollar which has moderated the price of imports and eased potential strains on domestic production capacity.

   The strong economy has put increasing numbers of people to work. This tightening of the labor market has been a key factor in the implementation of monetary policy by the Federal Reserve Board's Open Market Committee (FOMC). The unemployment rate has been less than 5.5% since June 1996, the lowest sustained rate since the late 1980s. The rate fell to 4.9% in April of this year, its lowest level in 24 years. So far, neither strong economic growth nor wage increases have resulted in any price pressure at the consumer level. Through the first quarter of 1997 (the latest available data), total employment costs (including wages and benefits) rose about the same as inflation.

   Renewed confidence, spurred by increasing job security and low inflation, has resulted in a surge in consumer spending. In the first quarter of this year, spending rose 6.4%, almost double the rate of the previous year's fourth quarter. The combined six-month performance was the largest increase in consumer spending over the past ten years. Retail sales have spurted in the early part of this year as well; first quarter results were sharply higher than in the last quarter of 1996. Not surprisingly, industrial production has been building momentum over the reporting period. The latest report on capacity utilization indicated the highest level in two years. So far, while the potential exists for production bottlenecks, prices for raw materials and worker wage demands have remained modest.

   Continued economic growth and the resulting rise in tax revenues have slashed further the Federal budget deficit. Administration officials estimate that this year's deficit will be about $75 billion, its lowest level in 23 years. Such good news on the deficit could make it easier to negotiate the Administration's bipartisan plan to balance the budget by 2002.

   While we seem to be enjoying the best of all possible economic worlds, the potential for future inflation is what concerns the Fed. Such concern resulted in the March decision by the FOMC, the policy-making arm of the Federal Reserve, to raise the Federal Funds rate one quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest banks charge each other for overnight loans.) The traditional assumption that strong economic growth and low unemployment will eventually result in rising inflation still drives the Fed's monetary policy initiatives. Although there was little reported evidence of incipient inflation, the Fed executed a preemptive move of moderate monetary restraint in March, perhaps to avoid being forced to act more harshly later. There is little reason to suspect that the Fed will soon change this policy, although with the economy seeming to enjoy strong growth without surging inflation, the FOMC may be reluctant to raise rates again in the immediate future.

MARKET ENVIRONMENT
   The high yield market ended a fairly exuberant six-month period beginning last November with a dramatic correction in March and April. The trigger for this was Fed Chairman Alan Greenspan's effort to cool down the capital markets, in particular equity and high yield. Market fears of continued Fed tightening increased demand for certain shorter maturity investments on which your Fund is focused. Underlying this, however, is continued slow, solid and steady economic growth--a very positive fundamental for the high yield market. Short-term high yield investments should continue to exhibit less volatility in this market environment than the overall high yield market while still benefiting generally from the positive economic climate.

THE PORTFOLIO
   The Dreyfus Short Term High Yield Fund achieved a total return of 5.51% over the semi-annual period ending April 30, 1997. The shorter effective average duration and maturity of your Fund insulated it somewhat from the high yield market correction in March and April. Your Fund benefitted in particular from its positions in Coleman and Revlon Worldwide as those two holdings were refinanced.

   The investment strategy of the Fund remains three-pronged: investment in callable bonds in industries with long-term growth potential, short-term maturities in cyclical industries, and well-researched special situations where positive credit characteristics could cause early redemption. Exposure to emerging markets is very low. No changes in this strategy are anticipated at this time.

   Our primary task -- to provide high current income from short-term high yield securities -- will guide our portfolio management decisions. We will continue to use intensive fundamental research to achieve high current income from good credits.
                                                     Very truly yours,


                                                     Roger King
                                                     Portfolio Manager

May 16, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. ** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period, adjusted for capital gain distributions.

Dreyfus Short Term High Yield Fund
-------------------------------------------------------------------------------
Statement of Investments                                                              April 30, 1997 (Unaudited)
                                                                                      Principal
Bonds and Notes--86.7%                                                                  Amount         Value
--------------------------------------------------------------------------------     -----------     -----------
         Aircraft & Aerospace--10.1%   Aircraft Lease Portfolio Securitisation 96-1,
                                         Pass Through Trust, Ctfs.,
                                         Cl. D, 12-3/4% 2006....................     $   598,351     $   640,236
                                       America West Airlines Pass Through Trust,
                                         Pass Through Ctfs., Ser. 1996-1,
                                         Cl. D, 8.16% 2002......................         834,837         834,838
                                       Fairchild,
                                         Sub. Deb., 12%, 2001...................       2,319,000       2,342,190
                                       NWA Trust,
                                         Sub. Notes, Ser. D, 13-7/8%, 2008......         510,000         599,250
                                       RHIHoldings,
                                         Sr. Sub. Deb., 11-7/8%, 1999...........       1,175,000       1,175,000
                                       Talley Manufacturing and Technology,
                                         Sr. Notes, 10-3/4%, 2003...............       1,500,000       1,560,000
                                                                                                     -----------
                                                                                                       7,151,514
                                                                                                     -----------

             Building Materials--6.5%  Emcor Group,
                                         Notes, Ser. C, 11%, 2001...............       4,451,350       4,590,455
                                                                                                     -----------

               Cable Television--1.0%  Echostar Satellite Broadcast,
                                         Sr. Discount Notes, Zero Coupon, 1999..       1,000,000(a)      720,000
                                                                                                     -----------

                      Consumer--10.8%  American Skiing,
                                         Sr. Sub. Notes, 12%, 2006..............       1,000,000       1,015,000
                                       Coleman Holdings,
                                         Sr. Secured Discount Notes, Ser. B,
                                         Zero Coupon, 1998......................       2,000,000       1,805,000
                                       Health o meter,
                                         Sr. Sub. Notes, 13%, 2002 (Units)......         750,000(b)      813,750
                                       MacAndrews & Forbes,
                                         Sr. Sub. Notes, 11-7/8%, 2002..........       1,250,000       1,334,375
                                       Revlon Worldwide,
                                         Sr. Secured Discount Notes,
                                         Zero Coupon, 2001......................       4,000,000(c)    2,640,000
                                                                                                     -----------
                                                                                                       7,608,125
                                                                                                     -----------
                        Energy--14.0%  DeepTech International,
                                         Sr. Secured Notes:
                                           11%, 2000............................       4,500,000(c)    4,522,500
                                           12%, 2000............................       1,500,000       1,590,000
                                       Flores & Rucks,
                                         Sr. Notes, 13-1/2%, 2004...............         800,000         934,000
                                       Gerrity Oil & Gas,
                                         Sr. Sub. Notes, 11-3/4%, 2004..........         544,000         595,680
                                       Petroleum Heat & Power,
                                         Sub. Notes, 10-1/8%, 2003..............       2,000,000       1,890,000
                                       Rowan Cos.,
                                         Sr. Notes, 11-7/8%, 2001...............         375,000         400,312
                                                                                                     -----------
                                                                                                       9,932,492

Dreyfus Short Term High Yield Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                                                  April 30, 1997 (Unaudited)

                                                                                      Principal
Bonds and Notes (continued)                                                             Amount         Value
--------------------------------------------------------------------------------     -----------     -----------
           Finance/Asset-Backed--3.9%  Prime Finance, Equipment Lease Receivables
                                         Backed Pay-Through Notes,
                                         Ser. 1997-A, Cl. B, 7.295%, 2005.......     $ 2,967,591(c)  $ 2,781,190
                                                                                                     -----------
                       Foreign--9.0%   Call-Net Enterprises,
                                         Sr. Discount Notes, Zero Coupon, 1999..       3,000,000(d)    2,535,000
                                       Central Transport Rental Finance,
                                         Secured Notes, 9-1/2%, 2003............       3,000,000       2,790,000
                                       Net Sat Servicos Ltda.,
                                         Sr. Secured Notes, 12-3/4%, 2001.......         500,000(e)      521,250
                                       Russel Metals,
                                          Sr. Notes, 10-1/4% 2000...............         500,000         507,500
                                                                                                     -----------
                                                                                                       6,353,750
                                                                                                     -----------

                        Gaming--5.4%   Alliance Gaming,
                                         Sr. Notes, 12-7/8%, 2003...............       2,000,000       2,165,000
                                       Waterford Gaming, L.L.C./Finance,
                                         Sr. Notes, 12-3/4%, 2003...............       1,500,000(c)    1,620,000
                                                                                                     -----------
                                                                                                       3,785,000
                                                                                                     -----------

                    Industrial--5.8%   Interlake,
                                         Sr. Notes, 12%, 2001...................       1,000,000       1,100,000
                                         Sr. Sub. Notes, 12-1/8%, 2002..........         500,000         522,500
                                       Renco Metals,
                                         Sr. Notes, 12%, 2000...................       1,500,000       1,548,750
                                       Republic Engineered Steels,
                                         First Mortgage Notes, 9-7/8% 2001......       1,000,000         910,000
                                                                                                     -----------
                                                                                                       4,081,250
                                                                                                     -----------

         Paper & Paper Related--1.6%   Stone Container,
                                         Sr. Sub. Notes, 10-3/4%, 1997..........       1,100,000       1,108,250
                                                                                                     -----------

                   Real Estate--1.4%   Fisher Brothers Financial Realty Group,
                                         Secured Notes, 10-3/4%, 2000...........       1,000,000       1,015,000
                                                                                                     -----------

                        Retail--5.7%   CompUSA,
                                         Sr. Sub. Notes, 9-1/2%, 2000...........       1,500,000       1,545,000
                                       Finlay Jewelry,
                                         Sr. Notes, 10-5/8%, 2003...............       2,400,000       2,520,000
                                                                                                     -----------
                                                                                                       4,065,000
                                                                                                     -----------

                  Supermarkets--5.7%   SFW Acquisition,
                                         Sr. Floating Rate Notes, 10%, 2000.....       4,000,000(c,f)  4,010,000
                                                                                                     -----------

                Transportation--5.8%   OMI,
                                         Sr. Notes 10-1/4%, 2003................       2,000,000       1,997,500
                                       TRISM,
                                         Sr. Sub. Notes 10-3/4%, 2000...........       2,355,000       2,119,500
                                                                                                     -----------
                                                                                                      4,117,0000
                                                                                                     -----------

                                       TOTAL BONDS AND NOTES
                                         (cost $61,658,349).....................                     $61,319,026
                                                                                                     ===========


Dreyfus Short Term High Yield Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                                                  April 30, 1997 (Unaudited)

Equity-Related Securities--4.1%                                                         Shares          Value
--------------------------------------------------------------------------------     -----------     -----------
Common Stocks--0.0%
-------------------------------------------------------------------------------
                           Consumer;   Sun International Hotels.................             198(g)  $     6,014
                                                                                                     -----------

                                                                                      Principal
Convertible Bonds and Notes--4.1%                                                       Amount
-------------------------------------------------------------------------------      -----------
                       Consumer--2.7%  Coleman Worldwide,
                                         Liquid Yield Option Notes,
                                         Zero Coupon, 2013......................     $ 6,500,000       1,941,875
                                                                                                     -----------

                         Energy--1.4%  Kelly Oil & Gas:
                                         Deb., 8-1/2%, 2000.....................         771,000         734,378
                                         Sub. Notes, 77/8%, 1999................         149,000         141,922
                                       Reading & Bates,
                                         Deb., 4.878%, 1998.....................          82,000          78,000
                                                                                                     -----------
                                                                                                         954,300
                                                                                                     -----------
                                       TOTAL CONVERTIBLE NOTES..................                       2,896,175
                                                                                                     -----------
                                       TOTAL EQUITY-RELATED SECURITIES
                                         (cost $2,923,698)......................                     $ 2,902,189
                                                                                                     ===========


Short-Term Investments--8.5%
-------------------------------------------------------------------------------
             U.S. Government Agency;   Federal Home Loan Banks,
                                         5.28%, 5/1/1997
                                         (cost $6,020,000)......................     $ 6,020,000    $ 6,020,000
                                                                                                    ===========

TOTAL INVESTMENTS (cost $70,602,047)............................................           99.3%    $70,241,215
                                                                                         =======    ===========
CASH AND RECEIVABLES (NET)......................................................             .7%    $   466,561
                                                                                         =======    ===========
NET ASSETS.......................................................................           100%    $70,707,776
                                                                                         =======    ===========

Notes to Statement of Investments:
-------------------------------------------------------------------------------
(a) Zero coupon until 3/15/2000, date on which a stated coupon rate of 131/8% becomes effective; the stated maturity is 3/15/2004.

(b) With warrants to purchase Common Stock.

(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April
    30, 1997, these securities amounted to $15,573,690 or 22.0% of net assets.

(d) Zero coupon until 12/1/1999, date on which a stated coupon rate of 131/4% becomes effective; the stated maturity is 12/1/2004.

(e) Reflects date security can be redeemed at holders' option; the stated maturity date is 8/5/2004.

(f) Variable rate security--interest rate subject to periodic change.

(g) Non-income producing.


                       See notes to financial statements.

Dreyfus Short Term High Yield Fund
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                                                          April 30, 1997 (Unaudited)

Cost            Value
                                                                                                Cost               Value
                                                                                            -----------         -----------
ASSETS:                       Investments in securities--See Statement of
                                Investments....................................             $70,602,047         $70,241,215
                              Cash.............................................                                     383,895
                              Interest receivable..............................                                   1,592,580
                              Receivable for shares of Beneficial Interest
                                subscribed.....................................                                     641,507
                              Prepaid expenses and other assets................                                      11,340
                                                                                                                -----------
                                                                                                                 72,870,537
                                                                                                                -----------


LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                      30,672
                              Due to Distributor...............................                                      13,355
                              Payable for investment securities purchased......                                   2,085,823
                              Interest payable.................................                                       5,428
                              Accrued expenses.................................                                      27,483
                                                                                                                -----------
                                                                                                                  2,162,761
                                                                                                                -----------

NET ASSETS.....................................................................                                 $70,707,776
                                                                                                                ===========


REPRESENTED BY:               Paid-in capital..................................                                 $70,785,065
                              Accumulated undistributed investment income--net.                                      14,681
                              Accumulated net realized gain (loss) on
                              investments......................................                                     268,862
                              Accumulated net unrealized appreciation
                                (depreciation) on investments--Note 4(b).......                                    (360,832)
                                                                                                                -----------

NET ASSETS.....................................................................                                 $70,707,776
                                                                                                                ===========
SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest authorized).                                   5,575,748

NET ASSET VALUE, offering and redemption price per share.......................                                      $12.68
                                                                                                                     ======

                       See notes to financial statements.

Dreyfus Short Term High Yield Fund
-------------------------------------------------------------------------------
Statement of Operations                                                         Six Months Ended April 30, 1997 (Unaudited)


INVESTMENT INCOME


INCOME                        Interest Income..................................                                 $2,726,600


EXPENSES:                     Management fee--Note 3(a).........................                $ 150,286
                              Interest expense--Note 2..........................                  105,355
                              Shareholder servicing costs--Note 3(b)............                   71,293
                              Registration fees................................                    18,543
                              Professional fees................................                    12,445
                              Prospectus and shareholders' reports............                      8,132
                              Custodian fees--Note 3(b).........................                    5,577
                              Trustees' fees and expenses--Note 3(c)...........                     2,733
                              Miscellaneous....................................                     4,640
                                                                                                ---------
                                   Total Expenses..............................                   379,004
                              Less--reduction in management fee due to
                                undertakings--Note 3(a).........................                  (15,967)
                                                                                                ---------
                                   Net Expenses................................                                     363,037
                                                                                                                 ----------


INVESTMENT INCOME--NET..........................................................                                  2,363,563
                                                                                                                 ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                              Net realized gain (loss) on investments..........                $ 270,875
                              Net realized gain (loss) on financial futures....                   (3,728)
                                                                                               ---------
                                   Net Realized Gain (Loss)....................                                     267,147
                              Net unrealized appreciation (depreciation) on investments
                                [including $4,062 unrealized appreciation on
                                financial futures].............................                                    (484,171)
                                                                                                                 ----------




NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS.........................                                    (217,024)
                                                                                                                 ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................                                   $2,146,539
                                                                                                                 ==========

                       See notes to financial statements.

Dreyfus Short Term High Yield Fund
-------------------------------------------------------------------------------
Statement of Cash Flows                                                          Six Months Ended April 30, 1997 (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Interest received....................................................                    $  1,250,912
  Interest.............................................................                         (99,927)
  Operating expenses paid..............................................                        (124,040)
  Paid to The Dreyfus Corporation......................................                         (74,167)       $    952,778
                                                                                           ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of portfolio securities....................................                     (91,888,721)
  Proceeds from sales of portfolio securities..........................                      41,700,164
  Net variation margin.................................................                             335         (50,188,222)
                                                                                           ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from Fund shares sold.......................................                     126,041,899
  Payments for Fund shares redeemed....................................                     (76,416,640)
  Dividends paid.......................................................                        (644,610)         48,980,649
                                                                                           ------------        ------------
  Decrease in cash.....................................................                                            (254,795)
  Cash at beginning of period..........................................                                             638,690
                                                                                                               ------------
  Cash at end of period................................................                                        $    383,895
                                                                                                               ------------

RECONCILIATION OF NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH USED BY OPERATING ACTIVITIES:
  Net Increase in Net Assets Resulting From Operations.................                                           2,146,539
  Adjustments to reconcile net decrease in net assets resulting from operations to net cash used by operating activities:
      Increase in interest receivable..................................                                          (1,093,350)
      Increase in interest.............................................                                               5,428
      Increase in accrued operating expenses...........................                                               8,141
      Increase in prepaid expenses.....................................                                              (8,818)
      Increase in due to The Dreyfus Corporation.......................                                              60,152
      Net realized gain on investments.................................                                            (267,147)
      Net unrealized depreciation on investments.......................                                             484,171
      Net amortization of discount on investments......................                                            (382,338)
                                                                                                               ------------
Net Cash Used by Operating Activities..................................                                        $    952,778
                                                                                                               ------------
                                                                                                               ------------

                       See notes to financial statements.

Dreyfus Short Term High Yield Fund
-------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                      Six Months Ended
                                                                                       April 30, 1997        Year Ended
                                                                                         (Unaudited)       October 31, 1996*
                                                                                       ----------------    -----------------
OPERATIONS:
  Investment income--net................................................                   $ 2,363,563        $   278,638
  Net realized gain (loss) on investments..............................                        267,147            106,987
  Net unrealized appreciation (depreciation) on investments............                       (484,171)           123,339
                                                                                           -----------        -----------
      Net Increase (Decrease) in Net Assets Resulting from Operations..                      2,146,539            508,964
                                                                                           -----------        -----------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net................................................                    (2,348,882)          (278,638)
  Net realized gain on investments.....................................                       (105,272)            --
                                                                                           -----------        -----------
      Total Dividends..................................................                     (2,454,154)          (278,638)
                                                                                           -----------        -----------
BENEFICIALINTEREST TRANSACTIONS:
  Net proceeds from shares sold........................................                    126,683,406         25,885,033
  Dividends reinvested.................................................                      1,809,544            258,303
  Cost of shares redeemed..............................................                    (76,256,514)        (7,594,707)
                                                                                           -----------        -----------
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions               52,236,436         18,548,629
                                                                                           -----------        -----------
        Total Increase (Decrease) in Net Assets........................                     51,928,821         18,778,955

NET ASSETS:
  Beginning of Period..................................................                     18,778,955              --
                                                                                           -----------        -----------
  End of Period........................................................                    $70,707,776        $18,778,955
                                                                                           ===========        ===========
Undistributed investment income--net....................................                   $    14,681              --
                                                                                           -----------        -----------

                                                                                             Shares              Shares
                                                                                           -----------        -----------
CAPITAL SHARE TRANSACTIONS:
  Shares sold..........................................................                      9,926,401          2,058,351
  Shares issued for dividends reinvested...............................                        141,993             20,416
  Shares redeemed......................................................                     (5,972,182)          (599,231)
                                                                                           -----------        -----------
      Net Increase (Decrease) in Shares Outstanding....................                      4,096,212          1,479,536
                                                                                           ===========        ===========

-------------------
* From August 16, 1996 (commencement of operations) to October 31, 1996.

                       See notes to financial statements.

Dreyfus Short Term High Yield Fund
-------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                 Six Months  Ended     Year Ended
                                                                                   April 30, 1997      October 31,
PER SHARE DATA:                                                                     (Unaudited)          1996(1)
                                                                                  ----------------     -----------
   Net asset value, beginning of period....................................            $12.69            $12.50
                                                                                       ------            ------
   Investment Operations:
   Investment income--net...................................................              .65               .26
   Net realized and unrealized gain (loss)
      on investments.......................................................               .04               .19
                                                                                       ------            ------
   Total from Investment Operations........................................               .69               .45
                                                                                       ------            ------
   Distributions:
   Dividends from investment income--net....................................             (.65)             (.26)
   Dividends from net realized gain on investments.........................              (.05)              --
                                                                                       ------            ------
   Total Distributions.....................................................              (.70)             (.26)
                                                                                       ------            ------
   Net asset value, end of period..........................................            $12.68            $12.69
                                                                                       ======            ======
TOTAL INVESTMENT RETURN....................................................             11.11%(2)         17.02%(2)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of operating expenses to average net assets.......................              1.11%(2)           .92%(2)
   Ratio of interest expense to average net assets.........................               .46%(2)           --
   Ratio of net investment income to average net assets....................             10.22%(2)          9.76%(2)
   Decrease reflected in above expense ratios due to undertakings by the Manager          .07%(2)          1.62%(2)
   Portfolio Turnover Rate.................................................             83.61%(3)         77.79%(3)
   Net Assets, end of period (000's Omitted)...............................           $70,708           $18,779

----------------------------
(1)   From August 16, 1996 (commencement of operations) to October 31, 1996.
(2)   Annualized.
(3)   Not annualized

                       See notes to financial statements.

Dreyfus Short Term High Yield Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:
     Dreyfus Short Term High Yield Fund (the "Fund") is a series of Dreyfus Income Funds (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering four series, including the Fund. The Fund's investment objective is to provide high current income. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.

     The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

     The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

     (a) Portfolio valuation: Investments in securities (excluding short-term investments, financial futures and U.S. Government obligations) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by theService based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which includeconsideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments in U.S. Government obligations are valued at the mean between quoted bid and asked prices. Short-term investments are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange.

     (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

     (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income--net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital losscarryovers, if any, it is the policy of the Fund not to distribute such gain.

Dreyfus Short Term High Yield Fund
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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

     (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:
     The Fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. At April 30, 1997, there were no outstanding borrowings under either line of credit.

     The average daily amount of borrowings outstanding under both arrangements during the period ended
April 30, 1997 was approximately $3.5 million, with a related weighted average annualized interest rate of 6.00%.The maximum amount borrowed at any time during the period ended April 30, 1997 was $9.7 million.

NOTE 3--Management Fee and Other Transactions With Affiliates:
     (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .65 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager had undertaken from November 1, 1996 through January 1, 1997 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceeded an annual rate of 1% of the value of the Fund's average daily net assets. The Manager had undertaken from January 2, 1997 to January 8, 1997 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses exceeded specified annual percentages of the Funds daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $15,967 during the period ended April 30, 1997.

     (b) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may includepersonal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1997, $56,802 was charged to the Fund by the Distributor pursuant to the Shareholder Services Plan.

     The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $9,506 during the period ended April 30, 1997.

     The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended April 30, 1997, $5,577 was charged by Mellon pursuant to the custody agreement.

Dreyfus Short Term High Yield Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

     (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:
     (a) The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures, during the period ended April 30, 1997 amounted to $85,135,049 and $40,989,539, respectively.

     The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily realized gains or losses. When the contracts are closed,the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contracts amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At April 30, 1997, there were no financial futures contractsoutstanding.

     (b) At April 30, 1997, accumulated net unrealized depreciation on investments was $360,832, consisting of $328,723 gross unrealized appreciation and $689,555 gross unrealized depreciation.

     At April 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

[LOGO]
Dreyfus Short Term High Yield Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940


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